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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             ----------------------


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                     November 24, 1998 (November 18, 1998)

                         American Retirement Corporation
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               (Exact Name of Registrant as Specified in Charter)

          Tennessee                      01-13031                  62-1674303
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(State or Other Jurisdiction of   (Commission File Number)     (I.R.S. Employer
        Incorporation)                                       Identification No.)

            111 Westwood Place, Suite 402
                 Brentwood, Tennessee                              37027
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       (Address of Principal Executive Offices)                 (Zip Code)

       Registrant's telephone number, including area code: (615) 221-2250
                                                          -----------------

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         (Former name or former address, if changed since last report)
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Item 5. Other Events

         On November 18, 1998, the Board of Directors of American Retirement Corporation (the "Company") declared a distribution of one stock purchase right (a "Right") for each outstanding share of the Company's common stock, par value $.01 per share (the "Company Common Stock"), to shareholders of record at the close of business on December 7, 1998 and for each share of Company Common Stock issued thereafter. Each Right entitles the registered holder to purchase from the Company one one-hundredth of a share (a "Unit") of Series A Junior Preferred Stock, no par value, at a purchase price of $86.25 per Unit, subject to adjustment. The terms and conditions of the Rights are set forth in a Rights Agreement (the "Rights Agreement") between the Company and American Stock Transfer and Trust Company, as Rights Agent, dated November 18, 1998, a copy of which is filed herewith as an exhibit.



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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

    (c) Exhibits:

         4 Rights Agreement, dated November 18, 1998, between American Retirement Corporation and American Stock Transfer and Trust Company, including the Form of Rights Certificate (Exhibit A) and the Form of Summary of Rights (Exhibit B).

        99.1     Press Release dated November 19, 1998.





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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.


                                        AMERICAN RETIREMENT CORPORATION


                                        By: /s/ W.E. Sheriff
                                            ------------------------------------
                                            Name:  W.E. Sheriff
                                                   -----------------------------
                                            Title: Chief Executive Officer
                                                   -----------------------------

Date:    November 23, 1998



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                                  Exhibit Index
                                  -------------

     Exhibit No.              Description
     -----------              -----------

          4 Rights Agreement, dated November 18, 1998, between American Retirement Corporation and American Stock Transfer and Trust Company, including the Form of Rights Certificate (Exhibit A) and the Form of Summary of Rights (Exhibit B).

         99.1     Press Release dated November 19, 1998.







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